Exhibit 99.3

CD38 Immunotherapies June 2019 NON - CONFIDENTIAL

Disclaimer Certain statements contained in this presentation or in other documents of Sorrento Therapeutics, Inc . (the “Company” or “Sorrento”) and of any of its affiliates, along with certain statements that may be made by management of the Company orally in presenting this material are, or may be considered, forward - looking statements” as defined in the Private Securities Litigation Reform Act of 1995 . These statements can be identified by the fact that they do not relate strictly to historic or current facts . They use words such as "expect," "intend," "believe," "plan," "anticipate," “potential”, “projected” and other words and terms of similar meaning in connection with any discussion of future operating or performance or condition . These statements are based upon the current beliefs and expectations of Sorrento’s management and are subject to significant risks and uncertainties . Statements regarding future action, future performance and/or future results including, without limitation, those relating to the timing for completion, and results of, scheduled or additional clinical trials and the FDA’s or other regulatory review and/or approval and commercial launch and sales results (if any) of Sorrento’s formulations and products and regulatory filings related to the same, may differ from those set forth in the forward - looking statements . Sorrento assumes no obligation to update forward - looking statements as circumstances change . Investors are advised to consult further disclosures that Sorrento makes or has made on related subjects in the Company’s 2018 Annual Report Form 10 - K, which has been filed with the Securities and Exchange Commission (“SEC”) . In presenting this material or responding to inquiries in connection with a presentation, management may refer to results, projections or performance measures that are not prepared in accordance with U . S . Generally Accepted Accounting Principles (“GAAP”) as reported in the Company’s SEC filings . These results, projections or performance measures are non - GAAP measures and are not intended to replace or as a substitute for results measured under GAAP, but rather as supplement to the GAAP reported results . Because actual results are affected by these and other potential risks, contingencies and uncertainties, the Company cautions investors that actual results may differ materially from those expressed or implied in any forward - looking statement . It is not possible to predict or identify all such risks, contingencies and uncertainties . The Company identifies some of these factors in its SEC filings on Forms 10 - K, 10 - Q and 8 - K, and investors are advised to consult the Company’s filings for a more complete listing of risk factors, contingencies and uncertainties effecting the Company and its business and financial performance . Sorrento® and the Sorrento logo are registered trademarks of Sorrento Therapeutics, Inc . ZTlido ® and G - MAB™ are trademarks owned by Scilex Pharmaceuticals Inc . and Sorrento, respectively . 2 2 © 2019 Sorrento Therapeutics, Inc. All Rights Reserved. NON - CONFIDENTIAL. Do not copy, distribute, or reproduce without express permission. CD38 Immunotherapies – June 2019

CD38 Immunotherapies 3 3 © 2019 Sorrento Therapeutics, Inc. All Rights Reserved. NON - CONFIDENTIAL. Do not copy, distribute, or reproduce without express permission. CD38 Immunotherapies – June 2019

CD38 Biology Background › CD38 is a single chain type II transmembrane glycoprotein (45kDa) › CD38 is detectable at low levels in mature lymphocytes or in non - hematopoietic tissues › Highly and ubiquitously expressed on Multiple Myeloma (MM) cells and overexpressed by the majority of Acute Lymphoblastic Leukemia (ALL) as well as on some cases of Acute Myeloid Leukemia (AML) and Non - Hodgkin Lymphoma (NHL) › Daratumumab ( Darzalex ®) is a CD38 - directed cytolytic antibody with anti - myeloma activity and approved for MM indication 4 4 © 2019 Sorrento Therapeutics, Inc. All Rights Reserved. NON - CONFIDENTIAL. Do not copy, distribute, or reproduce without express permission. CD38 Immunotherapies – June 2019

CD38 Therapeutics Business Unit - Immunotherapy Pipeline

	Research	IND-enabling	Projected IND	Phase 1	Phase 2
CAR-T (autologous)					
ADC			H2 2019		
DAR-T (allogeneic)			H2 2019		
CD38/CD3 BsAb			H1 2020		

- The Business Unit focuses on the development of a CD38-directed product suite with potential out-licensing, collaboration and/or other strategic considerations
- CD38 CAR-T: Phase 1 Clinical Trial – Ongoing
- Next-gen CD38 DAR-T Cells are more potent than CD38 CAR-T Cells in preclinical models
  - "Off-the-Shelf" (allogeneic) centralized scalable manufacturing process
  - Simplified distribution logistics for immediate infusion
  - Enabling global clinical trials and commercialization
- CD38 ADC has demonstrated strong activity in preclinical models and has completed IND-enabling tox studies
- CD38/CD3 BsAb showed potent cytotoxicity in both in vitro and in vivo studies

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved. **NON-CONFIDENTIAL.** Do not copy, distribute, or reproduce without express permission.

CD38 Immunotherapies – June 2019

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Anti - CD38 mAb A2 6 6 © 2019 Sorrento Therapeutics, Inc. All Rights Reserved. NON - CONFIDENTIAL. Do not copy, distribute, or reproduce without express permission. CD38 Immunotherapies – June 2019

CD38 Monoclonal Antibody A2 Possesses Unique CD38-binding Properties

- The anti-CD38 mAb A2 mAb is a fully human antibody selected from our GMAB™ library

- CD38A2 and Daratumumab have nanomolar affinities for the CD38 protein

- CD38A2 exhibits fast-on/fast-off binding kinetics
  - Most likely contributing to binding preference against high-expressing CD38-positive cells, for example myeloma cells

- CD38A2 binds to an epitope on the CD38 protein distinct from Daratumumab
  - A2 is cross-reactive with cynomolgus CD38 while Daratumumab is not
  - A2 does not inhibit CD38 enzyme function while Daratumumab does
  - The epitope recognized by A2 is membrane-proximal

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved. **NON-CONFIDENTIAL.** Do not copy, distribute, or reproduce without express permission.

CD38 Immunotherapies – June 2019

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CD38A2 - based immunotherapies are active against Daratumumab - resistant MM patient tumor cells 8 8 © 2019 Sorrento Therapeutics, Inc. All Rights Reserved. NON - CONFIDENTIAL. Do not copy, distribute, or reproduce without express permission. CD38 Immunotherapies – June 2019

CD38A2 Immunotherapies are Active Against Dara - refractory MM Patient Tumor Cells Patients: › Cells from 3 Dara - sensitive MM patients were tested › Cells from 6 Dara - resistant MM patients were tested › All patients were MM patients that received Daratumumab 16 mg subcutaneously at least 8 times Studies performed by Dr. Evren Alici (Karolinska Institute/Hospital) 9 9 © 2019 Sorrento Therapeutics, Inc. All Rights Reserved. NON - CONFIDENTIAL. Do not copy, distribute, or reproduce without express permission. CD38 Immunotherapies – June 2019

Determination of Daratumumab - Responsiveness in MM Patients › Daratumumab resistance was assessed at the end of 8 cycles of treatment. › M - component relative changes in the patients included in the CD38 immunotherapy in vitro experiments are shown. Dara - resistant #1 #2 #4 #5 #6 #3 Patient 10 10 © 2019 Sorrento Therapeutics, Inc. All Rights Reserved. NON - CONFIDENTIAL. Do not copy, distribute, or reproduce without express permission. CD38 Immunotherapies – June 2019

CD38 - ADCs and Daratumumab Exert Cytotoxicity against Tumor Cells from Dara - Responsive MM Patients › Primary MM cells MACS separated and frozen (5x10e6 cells) › Thawed 6 patients CD138+ fractions o 5 patient samples could be evaluated › Dara samples cultured with 2x10e5 PBMCs (E:T ratio 10) for 24 hours from Day 5 › Each line representing an individual patient sample 11 11 © 2019 Sorrento Therapeutics, Inc. All Rights Reserved. NON - CONFIDENTIAL. Do not copy, distribute, or reproduce without express permission. CD38 Immunotherapies – June 2019

CD38 - ADCs Exert Cytotoxicity against Tumor Cells from Dara - Resistant MM Patients • Primary MM cells MACS separated and frozen (5x10 e6 cells) • Thawed 6 patients CD138+ fractions • 4 patient samples could be evaluated • Dara samples cultured with 2X10 e5 PBMCs (E:T ratio 10) from Day 5 • Each line representing an individual patient sample 12 12 © 2019 Sorrento Therapeutics, Inc. All Rights Reserved. NON - CONFIDENTIAL. Do not copy, distribute, or reproduce without express permission. CD38 Immunotherapies – June 2019

CD38 - CAR - T 13 13 © 2019 Sorrento Therapeutics, Inc. All Rights Reserved. NON - CONFIDENTIAL. Do not copy, distribute, or reproduce without express permission. CD38 Immunotherapies – June 2019

Dose - Dependent In Vivo Anti - Tumor Efficacy of CD38 CAR - T Cells in Multiple Myeloma Model 14 14 © 2019 Sorrento Therapeutics, Inc. All Rights Reserved. NON - CONFIDENTIAL. Do not copy, distribute, or reproduce without express permission. CD38 Immunotherapies – June 2019

CD38 CAR - T: Phase 1 Clinical Trial - Ongoing › Patients dosed at two US Clinical Sites o Currently continuing enrollment o Additional clinical sites will be activated soon › Manufacturing successfully performed at our CAR - T cGMP facility in San Diego, CA 15 15 © 2019 Sorrento Therapeutics, Inc. All Rights Reserved. NON - CONFIDENTIAL. Do not copy, distribute, or reproduce without express permission. CD38 Immunotherapies – June 2019

Next - Gen Anti - CD38 KOKI DAR - T 16 16 © 2019 Sorrento Therapeutics, Inc. All Rights Reserved. NON - CONFIDENTIAL. Do not copy, distribute, or reproduce without express permission. CD38 Immunotherapies – June 2019

From CAR to DAR TM scFv Fab TM Chimeric Antigen Receptor (CAR) scFv - based Dimeric Antigen Receptor (DAR) Fab - based linker Hinge Disulfide bond 17 17 © 2019 Sorrento Therapeutics, Inc. All Rights Reserved. NON - CONFIDENTIAL. Do not copy, distribute, or reproduce without express permission. CD38 Immunotherapies – June 2019

At Lower Dose (4x10e6 Cells), CD38 DAR - T Cells are more Potent than CD38 CAR - T Cells 18 18 © 2019 Sorrento Therapeutics, Inc. All Rights Reserved. NON - CONFIDENTIAL. Do not copy, distribute, or reproduce without express permission. CD38 Immunotherapies – June 2019

Illustrative/Potential Comparison of DAR - T Cell and CAT - T Cell cGMP Manufacturing Processes Autologous CAR - T Cell Manufacturing Allogeneic DAR - T Cell Manufacturing 19 19 © 2019 Sorrento Therapeutics, Inc. All Rights Reserved. NON - CONFIDENTIAL. Do not copy, distribute, or reproduce without express permission. CD38 Immunotherapies – June 2019

Evolution of the Platform from Auto-CAR-T to Allo-DAR-T (drug) Targeting CD38

Clinical Proof-of-Concept CD38 CAR-T	Potential Product KOKI CD38 DAR-T	Advantages of DAR-T over CAR-T
Chimeric Antigen Receptor (CAR)	Dimeric Antigen Receptor (DAR)	Increased potency Proprietary construct
Virally transduced	Gene edited	Faster development Enhanced clonal expansion
Autologous (patients' own T cells)	Allogeneic (healthy donor T cells)	"Off-the-Shelf" Centralized scalable manufacturing process
Vein-to-vein time (up to 1 month)	Pre-manufactured and released DAR-T Cells (dosing upon completion of screening)	Simplified distribution logistics On-Demand for immediate infusion Enabling global clinical trials and commercialization

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved. **NON-CONFIDENTIAL.** Do not copy, distribute, or reproduce without express permission.

CD38 Immunotherapies – June 2019

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Anti - CD38 ADC 21 21 © 2019 Sorrento Therapeutics, Inc. All Rights Reserved. NON - CONFIDENTIAL. Do not copy, distribute, or reproduce without express permission. CD38 Immunotherapies – June 2019

Anti-CD38 ADC

- Product candidate: CD38-077 ADC
  - IND filing: H2 2019
- Antibody (CD38 A2): Identified from Sorrento Therapeutics fully human G-MAB™ library (IgG1)
- Payload: Duostatin-5. Proprietary microtubule inhibitor. Patent application filed
- Duostatin-5 has been used for other partner ADC programs and successfully filed US IND
- Conjugation: C-LOCK. Inter-chain Cysteine site-specific conjugation.


Drug
Drug
Drug
S
S
S S
S
S
S S
Drug

C-Lock Conjugation

Homogenous population of ADC
Heavy chain and light chain are cross-linked by C-Lock Linker

- Stable covalent, irreversible linker
- Re-introduce S-S linkage, better stability
- Improved PK Profile
- Process fully enable
- Platform patent granted

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved. **NON-CONFIDENTIAL.** Do not copy, distribute, or reproduce without express permission.

CD38 Immunotherapies – June 2019

sorrento Therapeutics 22

CD38A2 - 077 ADC Exerts Strong Anti - tumor Activity in Myeloma Mouse Model 23 23 © 2019 Sorrento Therapeutics, Inc. All Rights Reserved. NON - CONFIDENTIAL. Do not copy, distribute, or reproduce without express permission. CD38 Immunotherapies – June 2019

CD38/CD3 Bispecific Antibody 24 24 © 2019 Sorrento Therapeutics, Inc. All Rights Reserved. NON - CONFIDENTIAL. Do not copy, distribute, or reproduce without express permission. CD38 Immunotherapies – June 2019

CD38/CD3 BsAb Mediates CD38-dependent Cytotoxicity with Sub-nanomolar Potency in vitro

- CD38A2/CD3 BsAb shows potent CD38-dependent tumor cell killing compared to non-specific BsAb control and parental mAb co-administration



100
80
60
40
20
0
% Kill of RPMI8226
-4
-3
-2
-1
0
1
2
Log[Concentration] nM
CD38/CD3 BsAb
control BsAb
CD38 IgG + CD3 IgG

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved. **NON-CONFIDENTIAL.** Do not copy, distribute, or reproduce without express permission.

CD38 Immunotherapies – June 2019

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Pilot In vivo Study: Head - to - head Comparison of CD38/CD3 BsAb and CD38 DAR - T Cell Therapy 2 doses of CD38/CD3 BsAb + T cells show potent anti - tumor activity – comparable to 1 dose of CD38 T cell therapy Dose 1 1 µg BsAb + 10 6 T cells/mouse or 10 6 DAR - T cells/mouse Dose 2 1 µg BsAb + 10 6 T cells/mouse 26 26 © 2019 Sorrento Therapeutics, Inc. All Rights Reserved. NON - CONFIDENTIAL. Do not copy, distribute, or reproduce without express permission. CD38 Immunotherapies – June 2019